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                                                                  Exhibit 10.12


        AMENDMENT NO. 2 dated as of October 24, 1990 ("Amendment No. 2"), by and between CRSS INC., a Delaware corporation (the "Company"), and BRUCE W. WILKINSON (the "Executive"), parties to the Agreement of June 30, 1988, as amended.

                              W I T N E S S E T H

        WHEREAS, the Company and the Executive are parties to an Amended and Restated Employment Agreement, dated as of June 30, 1988 (the "Agreement"), as amended; and

        WHEREAS, the Board of Directors of the Company recognizes the valuable and important contribution that the Executive has made to the growth and success of the Company and desires to assure itself of the continued services of the Executive in an executive capacity;

        NOW, THEREFORE, the Company and the Executive hereby agree as follows:

        1.      Section 1.3 to be replaced with the following:

                Section 1.3. Position and Duties. On and after the Operative Date, the Executive shall serve as Chief Executive Officer of the Company, reporting only to the Board, and shall have the powers, duties and responsibilities of Chief Executive Officer of the Company, and shall have such other powers, duties and responsibilities as may from time to time be assigned to him by the Board, provided that such duties are consistent with the Executive's present duties and with his position as Chief Executive Officer of the Company. The Executive shall devote such time and effort to the business and affairs of the Company as is normally required at such time under generally accepted practices for executives with his position, responsibilities, powers and duties.

        2. Except as herein amended or modified, the terms and provisions of the Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first above written.


ATTESTED BY:                           CRSS INC.

      /s/ Frank Perrone                       /s/ Richard Daerr
______________________________         By:_____________________________
Secretary                              Title: President

                                            /s/ Bruce W. Wilkinson
(Seal)                                 ________________________________
                                                    Executive